UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

ECASH, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-29447	52-2171803
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Baiting Place Road, Farmingdale, New York 11735
(Address of principal executive office, including zip code)

(631) 777-2772
(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this amendment to Registrant’s Form 8-K filed September 15, 2006 is to describe the circumstances of the departure of the Registrant’s former accountant in accordance with the alternatives specified in Item 304(a) (1)(i) of Regulation S-B.

Section 4 - Matters Related to Accountants and Financial Statements.
Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) (1) (i) On August 15, 2006 the Company dismissed the firm of George Brenner, CPA (the “Brenner Firm”) as the Company’s principal independent registered accountant.

(ii) The Brenner Firm’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2005, and the three months ended March 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern. .

(iii) The decision to change accountants was approved by the Company’s board of directors.

(iv) (A) In connection with the audits of the Company’s financial statements for each of the two years ended December 31, 2005 and 2004 and through the date of this Form 8-K, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(B)-(E) Not applicable.

(a) (2) On August 15, 2006 the Company approved the engagement of Meyler & Company, LLC (the “Meyler Firm”) as the Company’s principal independent registered accountant

During the fiscal years ended December 31, 2005 and 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted the Meyler Firm regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with the Brenner Firm on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the Brenner Firm, would have caused the Brenner Firm to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-B. The Company provided the Meyler Firm with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission.

The Company has requested the Brenner Firm to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the Brenner Firm agrees with the above statements, and a copy of said letter is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)	Exhibits.

Exhibit Nos.	Description
99.1(a)	Letter dated September 21, 2006 from The Firm of George Brenner, CPA to United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ECASH, INC.

By:	/s/ Richard Schaefer
Richard Schaefer
President and CEO
Date: September 21, 2006